Exhibit 10.4

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of the __ day of January, 2000, between the entities listed on Schedule A (collectively referred to as the "Holders"), and Intelliworxx, Inc., a corporation incorporated under the laws of the State of Florida (the "Company").

          WHEREAS, pursuant to the Securities Purchase Agreement dated as of January __, 2000 (the "Purchase Agreement"), the Investors will be purchasing Common Stock and Warrants (hereinafter collectively referred to as the "Securities") of the Company at the Purchase Price as set forth in the Purchase Agreement; All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement.

          WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the Securities set forth in the Purchase Agreement.

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section 1. Registrable Securities. As used herein the term "Registrable Security" shall mean the Initial Shares and Warrant Shares: (i) in respect of which a registration statement (covering these securities) has not been declared effective by the SEC, (ii) which have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) which have not been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, or (iv) the sales of which, in the opinion of counsel to the Company, are subject to any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

          Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Registrable Securities as provided herein and prior to an exemption to registration being available, the Registrable Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Holders understand that no disposition or transfer of the Registrable Securities or the Securities may be made by the Holders in the absence of (i) an opinion of counsel to the Company that such transfer may be made without registration under the Securities Act and state law, or (ii) such registration.

          Section 3. Registration Rights.

                  (a) In the event that the Company does not raise an additional $8,000,000 in equity financing at an equivalent price per share of common stock of $7.00 or higher within 75 days from the signing of this Agreement, the Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), by July 1, 2000, a registration statement (on Form S-3, or

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other applicable registration statement) under the Securities Act (the
"Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Holders for resale under the Securities Act of the Registrable Securities. The Company shall cause the Registration Statement to become effective within 50 calendar days after the Company has received its first comment letter from the SEC pertaining to the Registration Statement. The number of shares of Common Stock designated in the Registration Statement to be registered shall be to the Initial Shares and one hundred percent (100%) of the Warrant Shares.

                  (b) The Company will maintain the effectiveness of the Registration Statement or any amendment required to be filed by the Company under this Section 3 hereof under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that all of the Registrable Securities may be sold (without volume limitation) under the provisions of Rule 144 or (iii) nine months after the Effective Date .

                  (c) All fees, disbursements, out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their counsel. The Company shall qualify any of the Registrable Securities for sale in such states as the Holders reasonably designate and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state that will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holders with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

                  (d) In the event the Company does not raise an additional $8,000,000 in equity financing at an equivalent price per share of common stock of $7.00 or higher within 75 days from the signing of this Agreement and the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the SEC on or before July 1, 2000 and/or the Registration Statement is not declared effective by the SEC on or before the fiftieth calendar day after the Company has received its first comment letter from the SEC pertaining to the Registration Statement, then the Company will pay to the Holders (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, two (2%) percent of the market value (based upon the Bid Price on such day) of the then outstanding Initial Shares, and the Warrant Shares, for the first thirty (30) calendar day period, and three percent (3%) for every thirty day period thereafter, until the Registration Statement has been filed and/or declared effective. The Company shall also be responsible for the aforementioned liquidated damages in the event the Company files the Registration Statement with the SEC and subsequently withdraws the Registration Statement. Such payment of the liquidated damages shall be made to the Holders in cash, immediately upon written demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to

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register the Registrable Securities pursuant to this Section and registration shall not relieve the Company from any obligation to pay liquidated damages. If the Company does not remit the damages to the Holders as set forth above, the Company will pay the Holders' reasonable costs of collection, including reasonable attorney's fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holders' other rights or remedies as set forth in this Agreement.

                  (f) The Company agrees that within five calendar days after being notified by the SEC that the Registration Statement has been cleared to go effective, the Company will declare the Registration Statement effective. The Company also agrees that it shall respond in writing to any questions and/or comments from the SEC that relate to the Registration Statement within ten calendar days of receipt of such question or comment.

                  (g) In the event the number of shares of Common Stock included in the Registration Statement shall be insufficient to cover the number of Registrable Securities due to the Holders under the terms of the Purchase Agreement, the Company agrees that it shall file either a new Registration Statement including such additional shares or amend the then existing Registration Statement. The Company agrees that in such event it will file with the SEC either an amendment to the then existing Registration Statement or a new Registration Statement within 30 days of when required hereunder, and use its best efforts to cause either such amendment or such Registration Statement to become effective within 90 calendar days from when required. If such amendment or new Registration Statement is not filed and/or declared effective in a timely manner as set forth herein, the Company shall be subject to liquidated damages as pursuant to the provisions of Section 3(d) above.

                  (h) In addition to any other registration rights the Holders may have, in the event all of the Registrable Securities are not included in an effective registration statement at such time, the Holders shall have the right to include all of the Registrable Securities as part of any two registrations of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing. Each Holder shall have five Business Days to notify the Company in writing as to whether the Company is to include such Holder(s) or not include such Holder(s) as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the such Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of shares should be included in such offering, or no such shares should be included, the Holder(s), and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. In the event the Holder is given the bona fide opportunity to have their Registrable Securities included in a registration statement and declines on two separate occasions, it will no longer have any rights under Section 3(a) through 3(d) of this Agreement.

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          Section 4. Cooperation with Company. Each Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

          Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act);

                  (b) furnish to each Holder copies of the Registration Statement (and any amendments thereto), a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and shall also furnish such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by such Holder;

                  (c) register and qualify the Registrable securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to file therein any general consent to service of process, or to qualify any of the securities for sale in any state which will require an escrow or other restriction relating to the Company and/or sellers;

                  (d) list such securities on the principal national securities exchange on which any securities of the Company are then listed;

                  (e) notify each Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which the executive officers of the Company have knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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                  (f) If, prior to June 1, 2000, the Company files a
Registration Statement related to an underwritten public offering of Common Stock (a "Company Initiated Public Offering") and is advised by the managing underwriter(s) in writing that such offering would in its or their opinion be adversely affected by the inclusion of the Registrable Securities in such filing then the Company may include the Registrable Securities in such registration statement only if the Holders agree to enter into a binding agreement with the underwriter(s) not to sell, or dispose of only Registrable Securities for a period not to exceed 90 days from the effective date of such registration statement, but only if all other shareholders listed in such registration statement are subject to the same restrictions.

          Section 6. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless the Holders, and each officer, director or person, if any, who controls each Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company (i) will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof, or
(ii) cannot pay any amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation of such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity provision will be in addition to any liability that the Company may otherwise have.

                  (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, each officer, director, or person, if any, who controls the Company within the meaning of the Securities Act (each a "Company

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Indemnitee"), and each other Distributing Holder, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees) to which any Company Indemnitee or other Distributing Holder may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity provision will be in addition to any liability that the Distributing Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but

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substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

          Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), (b) on the second

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Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur, or (c) five calendar days after sent by regular mail. The addresses for such communications shall be:

     If to the Company:

                           Intelliworxx Inc.
                           1819 Main Street, Suite 1101
                           Sarasota, FL 34326
                           Attention: Christopher J. Floyd
                           Facsimile: (941) 365-1204
                           Telephone: (941) 365-7790

     If to the Investors at their respective addresses set forth on Schedule A.

     Any party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least five calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

          Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. In the event of a transfer of the rights granted under this Agreement, the Holders agree that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.Each Holder may only assign their rights under this Agreement in connection with one or more private sales of Registrable Securities to no more than two persons. Any rights so assigned may not be reassigned by the assignee.

          Section 10. Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended as to the Holders, any holder of the Registrable Securities and their respective successors and assigns, if the Company shall obtain the written consent of the registered holders of not less than two-thirds of the Registrable Securities. No provision of this Agreement may be waived, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver or discharge is sought or by parties with the right to consent to such waiver or discharge on behalf of such party.

          Section 11. Termination of Registration Rights. This Agreement shall terminate as to each Holder (and permitted transferees or assignees) upon the occurrence of any of the following:

          (a) all Holder's Securities subject to this Agreement have been registered;

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          (b) all of such Holder's Securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act; and

          (c) all of such Holder's Securities subject to this Agreement can be sold pursuant to Rule 144(k) without limitation.

          Section 12. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 13. Governing Law: Venue; Jurisdiction. This Agreement will be exclusively construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

          Section 14. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.

          Section 15. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Subscription Agreement.

          Section 16. Entire Agreement. This Agreement, together with all documents referenced herein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.


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          IN WITNESS WHEREOF, the parties hereto have caused this Registration
Rights Agreement to be duly executed, on the day and year first above written.

Intelliworxx, Inc.

By  /s/
  ---------------------------------
   Name: Christopher J. Floyd
   Title:  C.F.O.

                                            Jules & Susan Marx

                                            -----------------------

                                            Dr. Alvin & Nola Marx

                                            -----------------------

                                            Barry Minsky

                                            -----------------------

                                            Mr. Larry Zalk

                                            -----------------------

                                            Mr. Thomas Bass

                                            -----------------------

                                            Dr. Rodney Schoremmer

                                            -----------------------

                                            Mr. Morty and Ms. Beth Lorge

                                            -----------------------

                                            Mr. Mike Karu

                                            -----------------------

                                            Dr. Roger Schwartz

                                            -----------------------

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                                            Needham Partners Group

                                            By_______________________
                                          Name:
                                         Title:

                                            Todd Hawkins

                                            -----------------------


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